Supplement Dated June 14, 2010
To The Summary Prospectus Dated May 1, 2010

Supplement Dated June 14, 2010
To The Prospectus Dated May 1, 2010

JNL® Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

Effective May 1, 2010, in the summary prospectus, for the JNL/Franklin Templeton Income Fund, please add the following paragraph to the end of the section entitled “Principal Investment Strategies”:

The Fund may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts when, in the manager’s opinion, it would be advantageous to the Fund to do so. The Fund may also, from time to time, attempt to hedge against market risk, generate income or gain investment exposure using a variety of derivative instruments, which may include purchasing or selling call and put options. A call option gives the purchaser of the option, upon payment of a premium, the right to buy, and the seller of the option the obligation to sell, the underlying instrument at the exercise price. Conversely, a put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price.

Effective May 1, 2010, in the summary prospectus, for the JNL/Franklin Templeton Income Fund, please add the following paragraph to the end of the section entitled “Principal Risks of Investing in the Fund”:

•
Hedging Instruments - The Fund, may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, where available and when, in the manager’s opinion, it would be advantageous to the Fund. A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position. For example, during periods when the U.S. dollar weakens in relation to a foreign currency the Fund’s use of a currency hedging program will result in lower returns than if no currency hedging programs were in effect. The Fund may also attempt, from time to time, to hedge against market risks by using derivative investments, which may include purchasing or selling call and put options. A call option gives the purchaser of the option, upon payment of a premium, the right to buy, and the seller of the option the obligation to sell, the underlying instrument at the exercise price. Conversely, a put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price. Forward foreign currency exchange contracts and put options are considered derivative investments, because their value and performance depend, at least in part, on the value and performance of an underlying asset. The Fund’s investment in derivatives may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, its success will depend on the manager’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, the loss of any premium paid to enter into the transaction, delivery failure, default by any other party, or inability to close out a position because the trading market becomes illiquid.

Effective May 1, 2010, in the summary prospectus, for the JNL/Franklin Templeton Income Fund, please delete the chart of individuals in the section entitled “Portfolio Managers” in its entirety, and replace it with the following:

Name:	Joined Management Team In:	Title:
Edward D. Perks, CFA	2006	Senior Vice President of Advisers
Charles B. Johnson	2006	Chairman of Franklin Resources, Inc.

Effective May 1, 2010, in the prospectus, for the JNL/Franklin Templeton Income Fund, please add the following as the eighth paragraph of the section entitled “Principal Investment Strategies”:

The Fund may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts when, in the manager’s opinion, it would be advantageous to the Fund to do so. The Fund may also, from time to time, attempt to hedge against market risk, generate income or gain investment exposure using a variety of derivative instruments, which may include purchasing or selling call and put options. A call option gives the purchaser of the option, upon payment of a premium, the right to buy, and the seller of the option the obligation to sell, the underlying instrument at the exercise price. Conversely, a put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price.

Effective May 1, 2010, in the prospectus, for the JNL/Franklin Templeton Income Fund, please add the following as the fifth bullet under the first paragraph of the section entitled “Principal Risks of Investing in the Fund”:

•	Hedging Instruments

Effective May 1, 2010, in the prospectus, for the JNL/Franklin Templeton Income Fund, please delete the second paragraph of the section entitled “The Sub-Adviser and Portfolio Management” in its entirety, and replace it with the following:

The Fund is managed on a team basis.  The individual members of the team who are primarily responsible for the day-to-day management of the Fund’s portfolio are:

•	Edward D. Perks, CFA (Senior Vice President of Advisers) has been a manager of the Fund since its inception and joined Franklin Templeton Investments in 1992.
•	Charles B. Johnson (Chairman of Franklin Resources, Inc.) has been a manager of the Fund since its inception and joined Franklin Templeton Investments in 1957.

Effective May 1, 2010, in the “GLOSSARY OF RISKS” section at the end of the Prospectus, please add the following risk after the risk entitled “Growth investing risk”:

Hedging Instruments - The Fund, may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, where available and when, in the manager’s opinion, it would be advantageous to the Fund. A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position. For example, during periods when the U.S. dollar weakens in relation to a foreign currency the Fund’s use of a currency hedging program will result in lower returns than if no currency hedging programs were in effect. The Fund may also attempt, from time to time, to hedge against market risks by using derivative investments, which may include purchasing or selling call and put options. A call option gives the purchaser of the option, upon payment of a premium, the right to buy, and the seller of the option the obligation to sell, the underlying instrument at the exercise price. Conversely, a put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price. Forward foreign currency exchange contracts and put options are considered derivative investments, because their value and performance depend, at least in part, on the value and performance of an underlying asset. The Fund’s investment in derivatives may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, its success will depend on the manager’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, the loss of any premium paid to enter into the transaction, delivery failure, default by any other party, or inability to close out a position because the trading market becomes illiquid.

This Supplement is dated June 14, 2010.

(To be used with JMV2731 05/10, VC4224 05/10, VC5869 05/10, VC5890 05/10, VC5995 05/10, VC3723 05/10, VC3656 05/10, VC5526 05/10, VC3657 05/10, FVC4224FT 05/10, VC5825 05/10, VC5884 05/10, VC5885 05/10, NV4224 05/10, NV3174CE 05/10, NV5526 05/10, NV3784 05/10, NV5869 05/10, NV5890 05/10, NV5825 05/10, NMV2731 06/10, HR105 05/10 and VC2440 05/10.)

CMX5735 06/10

Supplement Dated June 14, 2010
To The Statement of Additional Information
Dated May 1, 2010

JNL® Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

On page 10, please delete in its entirety the section entitled “Foreign Currency Transactions” and replace said section with the following:

Foreign Currency Transactions.  A Fund that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see “Futures, Options, and Derivative Instruments” in the Additional Risk Considerations section herein), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts.  A Fund may engage in these transactions for a number of reasons, including, to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities, to gain exposure to certain countries, and to enhance return.  A Fund also may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.  Such transactions may be effected on non-U.S. dollar denominated instruments owned by a Fund, sold by a Fund but not yet delivered, or committed or anticipated to be purchased by a Fund.

A forward foreign currency contract is an obligation to purchase or sell a specific currency or multinational currency unit at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract), which is individually negotiated and privately traded by currency traders and their customers in the interbank market.  A Fund may either accept or make delivery of the currency specified at the maturity of a forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract.  Forward currency contracts may also be cash settled, and a Fund may not actually deliver or take delivery of a foreign currency.  Closing transactions with respect to forward contracts are usually effected with the counter-party to the original forward contract.

Although the Commodity Futures Trading Commission does not currently regulate these contracts, it may in the future assert such regulatory authority. In such event, a Fund’s ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings of securities that are denominated in a particular currency and currencies bought or sold in the forward contracts entered into by a Fund. This imperfect correlation may cause a Fund to sustain losses that will prevent a Fund from achieving a complete hedge or expose a Fund to risk of foreign exchange loss.

Forward foreign currency contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency.  Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.  Forwards will be used primarily to adjust the foreign exchange exposure of each Fund with a view to protecting the outlook, and a Fund might be expected to enter into such contracts under the following circumstances:

Lock In.  When a Fund desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge.  If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of a Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge.  If a Fund wants to a eliminate substantially all of the risk of owning a particular currency, or if the Sub-Adviser expects that a Fund may benefit from price appreciation in a security denominated in a particular foreign currency but does not wish to maintain exposure to that currency, it may employ a direct hedge back into the U.S. dollar.  In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract.  The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in value of the security.

Proxy Hedge.  A Fund might choose to use a “proxy” hedge, which may be less costly than a direct hedge.  In this case, a Fund, having purchased a security denominated in a foreign currency, will sell a currency whose value is expected to be closely linked to the currency in which the security is denominated.  Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding.  This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

On page 26, please delete in its entirety the section entitled “Futures, Options and Other Derivative Instruments” and replace said section with the following:

Futures, Options and Other Derivative Instruments. The use of futures, options, forward contracts, and swaps (derivative instruments) exposes a Fund to additional investment risks and transaction costs.  If a Sub-Adviser seeks to protect a Fund against potential adverse movements in portfolio securities, foreign currency or interest rate markets using these instruments, and such markets do not move in a direction adverse to the Fund, that Fund could be left in a less favorable position than if such strategies had not been used.  Risks inherent in the use of futures, options, forward contracts and swaps include:  (i) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (ii) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (iii) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (iv) the possible absence of a liquid secondary market for any particular instrument at any time; and (v) counterparty risk associated with the ability of the derivative instrument counterparty to meet its obligations under the agreement. Investments in derivative instruments traded on foreign exchanges or in foreign markets also entail the additional risks described above with respect to foreign securities. Foreign derivatives may be standardized contracts traded on a foreign exchange or board of trade, or traded in over-the-counter or inter-dealer markets.

Options.  A Fund may purchase and sell both put and call options on fixed income or other securities, swap agreements or indices in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder (purchaser) of the option, in return for a premium paid, the right to buy a specified security, currency or other instrument (an “underlying instrument”) from the writer of the option (in the case of a call option), or to sell a specified underlying instrument to (in the case of a put option) the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates.  The writer of an option (seller) on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security.  Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by a specified multiplier for the index option.  (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)  An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto.  Put and call options that a Fund may purchase or write may be traded on a national securities exchange and in the over-the-counter (“OTC”) market.

Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulator, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the United States are cleared and guaranteed by the Options Clearing Corporation, thereby, reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of a Fund’s orders to close out open options positions.

Purchasing call and put options. As the buyer of a call option, a Fund has a right to buy the underlying instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). A Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire.  For example, a Fund may buy call options on underlying instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is effected. Unless the price of the underlying investment changes sufficiently, a call option purchased by a Fund may expire without any value to a Fund, in which case a Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

As the buyer of a put option, a Fund has the right to sell the underlying instrument at the exercise price at any time during the option period (for American style options). Like a call option, a Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire.  A Fund may buy a put option on an underlying instrument owned by a Fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying instrument. Such hedge protection is provided only during the life of the put option when a Fund, as the buyer of the put option, is able to sell the underlying instrument at the put exercise price, regardless of any decline in the underlying instrument’s market price.  A Fund may also seek to offset a decline in the value of the underlying instrument through appreciation in the value of the put option. A put option may also be purchased with the intent of protecting unrealized appreciation of an instrument when the manager deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold.  A Fund also may buy put options at a time when it does not own the underlying instrument. By buying put options on an instrument it does not own, a Fund seeks to benefit from a decline in the market price of the underlying instrument. If a put option that a Fund bought were not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying instrument remains equal to or greater than the exercise price during the life of the put option, a Fund would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing call and put options.  A Fund may write options, including to generate additional income and to seek to hedge its portfolio against market or exchange rate movements.  As the writer of an option, a Fund may have no control over when the underlying instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium.  A Fund may write “covered” call options, meaning that a Fund owns the underlying instrument that is subject to the call option or may write call options on instruments that it does not own.

When a Fund writes a call option, that Fund gives up the potential for capital appreciation above the exercise price of the option should the underlying instrument rise in value.  If the value of the underlying instrument rises above the exercise price of the call option, the instrument will likely be “called away,” requiring a Fund to sell the underlying instrument at the exercise price.  In that case, a Fund will sell the underlying instruments to the option buyer for less than its market value, and a Fund will experience a loss (which will be offset by the premium received by a Fund as the writer of such option). If a call option expires unexercised, a Fund will realize a gain in the amount of the premium received. If the market price of the underlying instrument decreases, the call option will not be exercised and a Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying instrument at the time the option is written.

As the writer of a put option, a Fund has a risk of loss should the underlying instrument decline in value. If the value of the underlying instrument declines below the exercise price of the put option and the put option is exercised, a Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying instrument at that time.  A Fund will incur a loss to the extent that the current market value of the underlying instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by a Fund expires unexercised, a Fund will realize a gain in the amount of the premium received.

A Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security.  A straddle will be covered when sufficient cash or liquid assets are segregated to meet a Fund’s immediate obligations.  A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put.  In such cases, a Fund also will segregate cash or liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Closing out options. As the writer of an option, if a Fund wants to terminate its obligation, that Fund may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation or counterparty (with respect to an OTC option) will cancel a Fund’s position.  However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option.  Likewise, the buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale.  There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by a Fund.  Closing transactions allows a Fund to terminate its positions in written and purchased options.  A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the original option (in the case of written options) or is more than the premium paid by a Fund to buy the option (in the case of purchased options). For example, increases in the market price of a call option sold by a Fund will generally reflect increases in the market price of the underlying instrument. As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by a Fund.

Risks of options.  A Fund’s options investments involve certain risks. There can be no assurance that a liquid secondary market on an exchange or in the OTC market will exist for any particular option, or at any particular time, and a Fund may have difficulty effecting closing transactions in particular options.  Therefore, a Fund may have to exercise the options it purchased in order to realize any profit, perhaps taking or making delivery of the underlying instrument when not desired.  A Fund could then incur transaction costs upon the sale of the underlying instruments.  Similarly, when a Fund cannot effect a closing transaction with respect to a put option it wrote, and the buyer exercises, that Fund may be required to take delivery and would incur transaction costs upon the sale of the underlying instruments purchased.  If a Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying investments at the marked-to-market price during the term of the option. When trading options on foreign exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.

The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying securities correlate with price movements in the relevant portion of a Fund’s portfolio that is being hedged.  In addition, a Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the manager is not successful in using options in managing a Fund’s investments, that Fund’s performance will be worse than if the manager did not employ such strategies.

Over-the-counter (“OTC”) options.  A Fund may buy and write (sell) both put and call OTC options. Like exchange traded options, OTC options give the holder the right to buy from the writer, in the case of OTC call options, or sell to the writer, in the case of OTC put options, an underlying instrument at a stated exercise price. OTC options, however, differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation or exchange. Consequently, there is a risk of non-performance by the dealer, including because of the dealer’s bankruptcy or insolvency. While a Fund uses only counterparties, such as dealers, that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Because there is no exchange, pricing is typically done based on information from market makers or other dealers. OTC options are available for a greater variety of underlying instruments and in a wider range of expiration dates and exercise prices than exchange traded options.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time.  A Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it.  When a Fund writes an OTC option, it generally can closeout that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which a Fund originally wrote the option.  A Fund may suffer a loss if it is not able to exercise (in the case of a purchased option) or enter into a closing sale transaction on a timely basis.

This Supplement is dated June 14, 2010.

(To be used with V3180 05/10 and V3180PROXY 05/10.)

CMX5736 06/10